UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

GREEN STREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

201 E. Fifth Street, Suite 100

Sheridan, WY 82801

(Address of principal executive offices)

(310) 228-8897

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OTC Markets	GSFI

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)	DISMISSAL OF PREVIOUS INDEPENDENT AUDITORS:

a.	On February 2, 2024, Green Stream Holdings, Inc. (the “Company”) dismissed Bush and Associates CPA, (“Bush”) as its registered independent public accountant. The Company’s Board of Directors approved the decision to dismiss Bush.

b.	Bush did not provide the Company with any reports on the Company’s financial statements for the two most recent fiscal years ended April 30, 2023 and April 30, 2022. Accordingly, Bush did not offer an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	During the Company’s two most recent fiscal years ended April 30, 2023 and April 30, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bush would have caused them to make reference thereto in their report on the financial statements.

d.	During the Company’s two most recent fiscal years ended April 30, 2023, and April 30, 2022, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions.

f.	The Company provided a copy of the foregoing disclosures to Bush prior to the date of the filing of this Report and requested that Bush furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report and consenting to the use of its previously issued reports. The Company will amend this Current Report on Form 8-K when Bush complies with such request.

(2)	APPOINTMENT OF NEW INDEPENDENT ACCOUNTANTS:

a.	On February 2, 2024, the Company appointed Barton CPA (“Barton”) as its new registered independent public accountant. The Company’s Board of Directors approved the decision to appoint Barton.

b.	During the Company’s two most recent fiscal years ending April 30, 2022 and April 30, 2023, and the subsequent interim period through February [ ], 2024, (the date of the new engagement), we did not consult with Barton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that Barton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We will audit the balance sheets of the Company as of April 30, 2023 and 2022 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and the related notes (collectively referred to as the financial statements). Based on our audit, we will issue a written report on the Company’s financial statements all of which may be included in a Form 10, 1-A, S-1, or S-4 that may be proposed to be filed by the Company under the Securities Exchange Act of 1933 with the Securities and Exchange Commission (“SEC”). We will also audit the opening balance sheet as of April 30, 2021. We understand that the Company may raise funds in accordance with the SEC rules and regulations of Regulation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Bush & Associates letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN STREAM HOLDINGS INC.

Date: February 5, 2024	By: /s/ James C. DiPrima
Name: James C. DiPrima Title: Chief Executive Officer

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